Exhibit 10.12

Private Placement Purchase Agreement

As of ______________, 2007

To the Board of Directors of

Enterprise Acquisition Corp.:

Ladies and Gentlemen:

The undersigned hereby subscribes for and agrees to purchase 6,000,000 Warrants (“Insider Warrants”) at $1.00 per Insider Warrant, of Enterprise Acquisition Corp. (the “Corporation”) for an aggregate purchase price of $6,000,000 (“Purchase Price”). The purchase and issuance of the Insider Warrants shall occur simultaneously with the consummation of the Corporation's initial public offering of securities (“IPO”) which is being underwritten by Ladenburg Thalmann & Co. Inc. (“Ladenburg”). The Insider Warrants will be sold to the undersigned on a private placement basis and not part of the IPO.

At least 24 hours prior to the effective date of the registration statement filed in connection with the IPO (“Registration Statement”), the undersigned shall deliver the Purchase Price to Continental Stock Transfer & Trust Company (“Continental”) to hold in an account until the Corporation consummates the IPO. Simultaneously with the consummation of the IPO, Continental shall deposit the Purchase Price, without interest or deduction, into the trust fund (“Trust Fund”) established by the Corporation for the benefit of the Corporation's public stockholders as described in the Corporation's Registration Statement, pursuant to the terms of an Investment Management Trust Agreement to be entered into between the Corporation and Continental. In the event that the IPO is not consummated within 14 days of the date the Purchase Price is delivered to Continental shall return the Purchase Price to the undersigned, with accrued interest.

The undersigned represents and warrants that he has been advised that the Insider Warrants have not been registered under the Securities Act; that he is acquiring the Insider Warrants for his account for investment purposes only; that he has no present intention of selling or otherwise disposing of the Insider Warrants in violation of the securities laws of the United States; that he is an “accredited investor” as defined by Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”); and that he is familiar with the proposed business, management, financial condition and affairs of the Corporation.

Moreover, the undersigned agrees that he shall not sell or transfer the Insider Warrants or any underlying securities until 30 days after the date on which the Corporation consummates a merger, capital stock exchange, asset acquisition or other similar business combination with an operating business (as more fully described in the Registration Statement) (“Business Combination”) and acknowledges that the certificates for such Insider Warrants shall contain a legend indicating such restriction on transferability.

The Company hereby acknowledges and agrees that so long as the Insider Warrants are held by the undersigned or his affiliates, (i) the Insider Warrants will not be redeemable by the Company and (ii) the Insider Warrants may be exercised on a cashless basis by surrendering such Warrants for that number of shares of Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of Common Stock underlying the Warrants, multiplied by the difference between the exercise price of the Warrants and the “Fair Market Value” (defined below) by (y) the Fair Market Value. The “Fair Market Value” shall mean the average reported last sale price of the Common Stock for the five trading days ending on the trading day prior to the date on which the Insider Warrants are exercised.

The terms of this agreement and the restriction on transfers with respect to the Insider Warrants may not be amended without the prior written consent of Ladenburg.

Very truly yours,

STATON BELL BLANK CHECK LLC
By: ______________________________________
Name:
Title:

Agreed to:

ENTERPRISE ACQUISITION CORP.

By:

Name:

Title:

CONTINENTAL TRANSFER & TRUST CO.

By:

Name:

Title:

LADENBURG THALMANN & CO. INC.

By:

Name:

Title: